Exhibit 10.22

KITOV PHARMA LTD.

LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

DATED [__], 2019

LOCK-UP AND REGISTRATION RIGHTS AGREEMENT

This LOCK-UP AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof by and between Kitov Pharma Ltd., an Israeli corporation (the “Company”), and the sellers listed in Schedule A hereto (each a “Seller” and together the “Sellers”).

WITNESSETH:

WHEREAS, the Company and the Seller are parties to a Stock Purchase Agreement, dated as of March ___, 2019 (the “SPA”), pursuant to which the Seller will transfer its Shares to Company in exchange for the Consideration Shares, in accordance with the terms and conditions of the SPA, and certain Seller, as Investors, agree to purchase from Buyer the Investor Shares, (each defined term above as defined in the SPA);

WHEREAS, as additional consideration for Seller’s purchase of the Consideration Shares and the Investor Shares, the Company has agreed to provide the Seller with certain registration rights with respect to Seller’s Registrable Shares (as defined herein) on the terms set forth herein; and

WHEREAS, capitalized terms used and not otherwise defined herein have the respective meanings given to them in the SPA.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1. GENERAL.

1.1. Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “ADS” means American Depositary Shares representing Ordinary Shares, each ADS as of the date hereof representing twenty Ordinary Shares.

(b) “Affiliate” (including, with a correlative meaning, “affiliated”) means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person.

(c) “Business Day” means any day except (i) any Friday, Saturday, Sunday, (ii) any day which is a federal legal holiday in the United States, (iii) any day which is a statutory or civic holiday in Israel, or (IV) any day on which banking institutions in either the State of New York or the State of Israel are authorized or required by law or other governmental action to close.

(d) “Common Stock” means the Ordinary Shares of the Company issued as Consideration Shares and/or Investor Shares or underlying any Kitov Options.

(e) “Control”, “Controlled” and “Controlling” mean, when used with respect to any specified Person, the power to vote at least 25% of the voting power of a Person, or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.

(f)  “Current Directors” means the directors serving on the Board as of the date of this Undertaking.

(g) “Depositary” means the depositary with respect to the ADSs, which as of the date hereof is BNY Mellon

(h) “Effectiveness Deadline” means, with respect to the Registration Statement, the end of the Lock-Up Period; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Trading Day on which the Commission is open for business.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), 120 calendar days prior to the end of the Lock-Up Period.

(k) “Form F-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(l) “Governmental Authority” means any (a) nation, region, state, county, city, town, village, district or other jurisdiction, (b) federal, state, local, municipal, foreign or other government, (c) department, agency or instrumentality of a federal, state, local, municipal, foreign or other government, including any state-owned or state controlled instrumentality of a foreign or other government, (d) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department or other entity and any court or other tribunal), (e) international or multinational organization formed by states, governments or other international organizations, (f) organization that is designated by executive order pursuant to Section 1 of the United States International Organizations Immunities Act (22 U.S.C. 288 of 1945), as amended, and the rules and regulations promulgated thereunder or (g) other body (including any industry or self-regulating body) exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police or regulatory authority or power of any nature.

(m) “Hedging Arrangement” means any transaction or arrangement, including through the creation, purchase or sale of any security, including any security-based swap, swap, cash-settled option, forward sale agreement, exchangeable note, total return swap or other derivative, in each case, the effect of which is to hedge the risk of owning Kitov Securities.

(n) “Holder” means any person owning of record the Kitov Securities, that has executed and delivered to the Company this Agreement at or prior to the Closing with respect to such Kitov Securities.

(o) “Incumbent Directors” means (a) the Current Directors, (b) new directors nominated or appointed by a majority of the Current Directors and (c) other directors nominated or appointed by a majority of the Current Directors and other Incumbent Directors.

(p)  “Israeli Companies Law” means the Israeli Companies Law, 5759-1999, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(q) “Israeli Securities Laws” means the Israeli Securities Law, 5728-1968, the rules and regulations promulgated under thereunder, and any listing rules and regulations of the TASE.

(r) “Lock-Up Period” means, the 12-month period commencing on the date of issuance of the Kitov Securities; provided, however, that notwithstanding anything to the contrary herein, during the period following 6 months after the date of issuance of the Kitov Securities and until the end of the such 12-month period, the Holder will be allowed to sell Kitov Securities, subject to any statutory resale restrictions or limitations, including as such may apply to shares held by affiliates of the Company, but only if (i) the Company has not publicly announced clinical data related to FameWave Ltd.’s products, and (ii) the market price for Company ADSs on NASDAQ at the close of the preceding trading day was above $3 per ADS.

(s) “Ordinary Shares” means the ordinary shares of the Company, no par value.

(t) “Ordinary Share Equivalents” means (i) in the case of an Ordinary Share, one Ordinary Share or (ii) in the case of an ADS, the number of Ordinary Shares represented by such ADS. For purposes of calculating the number of Ordinary Share Equivalents outstanding, Ordinary Shares underlying ADSs shall not be counted separately as being outstanding (i.e., such Ordinary Shares shall be counted only once).

(u) “Permitted Transferee” means the Holder and any direct or indirect wholly owned Subsidiary of the Shareholder or another entity under common control with the Shareholder; provided that if any such transferee of Kitov Securities ceases to be a direct or indirect wholly owned Subsidiary of the Holder or another entity under common control with the Holder, (a) such transferee shall, and the Holder shall procure that such transferee shall, immediately Transfer back the transferred Shares to the applicable transferor, or, if such transferor by that time is no longer a Permitted Transferee, to the Holder, as if such Transfer of such Kitov Securities had not taken place ab initio, and (b) the Company shall no longer, and shall instruct its transfer agent, Israeli registration company, the Depositary and other third parties to no longer, record or recognize such Transfer of such Kitov Securities on the shareholders’ register and/or register of convertible securities of the Company and/or the register of ADS holders of the Depositary.

(v) “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated association, corporation, firm or other entity or group (as defined in the Exchange Act) or any Governmental Authority.

(w) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon rules promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(x) “Registrable Shares” means the shares of Common Stock underlying any Kitov Securities held by the Holder that are issued and outstanding represented by ADS; provided, that any such shares of Common Stock shall cease to be Registrable Shares on the date which such shares of Common Stock would be able to be sold or otherwise transferred, without volume or manner-of-sale restrictions, pursuant to either (i) SEC Rule 144 in the absence of any Registration (as defined herein), or (ii) any other applicable rule permitting such shares of Common Stock to be sold or otherwise transferred, in any Trading Market, without volume or manner-of-sale restrictions.

(y) “Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding any transfer taxes, and Selling Expenses applicable to the sale).

(z) “SEC” or “Commission” means the Securities and Exchange Commission.

(aa) “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(bb) “Securities Act” means the Securities Act of 1933, as amended.

(cc) “Securities Laws” means the Securities Act, the Exchange Act and the Israeli Securities Laws.

(dd) “Selling Expenses” means all discounts and selling commissions applicable to the sale.

(ee) “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which a majority of the total voting power or control of such entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

(ff) “Trading Day” means a day on which a Trading Market is open for trading.

(gg) “Trading Market” has the meaning set forth in the SPA

1.2. Any other term used in this Agreement and not otherwise defined shall have the meaning ascribed to such term in the SPA.

Section 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1. Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the SEC a registration statement (including any related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, the “Registration Statement”) to register, in accordance with the Securities Act, a number of shares of Common Stock represented by ADS equal to the number of Registrable Shares (a “Registration”). The Registration Statement shall be on Form F-3 (except if the Company is then ineligible to register for resale the Registrable Shares on Form F-3, in which case such registration shall be on such other form available to register for resale the Registrable Shares as a secondary offering) subject to the provisions of Section 2.1(c). Notwithstanding the registration obligations set forth in this Section 2.1, in the event the SEC informs the Company that all of the Registrable Shares cannot, as a result of the application of Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform the Holder thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file an alternative registration statement (the “Alternative Registration Statement”), in either case, covering the maximum number of Registrable Shares permitted to be registered by the SEC on Form F-3 or such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or Alternative Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Shares in accordance with the SEC Guidance. Any Registrable Shares excluded or withdrawn from such Registration Statement shall be withdrawn from the Registration and the Company shall have no obligation to register such securities with the SEC in such Registration but subject to the subsequent efforts set forth below. For the avoidance of doubt, the Holder is not entitled to participate in any registration of the Company’s capital stock other than a registration resulting from this Section 2.1. In the event the Company amends the Registration Statement or files an Alternative Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Shares that were not registered for resale on the Registration Statement, as amended, or the Alternative Registration Statement, as amended (the “Remainder Registration Statements”).

(b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Registration Statement or the Alternative Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to and keep such Registration Statement effective for at least 12 months (or such shorter period as will terminate when all the Kitov Securities covered by the Registration Statement have been sold or withdrawn) (the “Effectiveness Period”). The Company, in its sole discretion, may deregister all shares that are no longer Registrable Shares. The Company shall telephonically request effectiveness of the Registration Statement as of 4:00 P.M. New York City time on a Trading Day. The Company shall promptly notify the Holder via facsimile or electronic mail file of the effectiveness of the Registration Statement within three (3) Trading Days that the Company telephonically confirms effectiveness with the SEC. The Company shall, by 5:30 P.M. New York City time on the second Trading Day after the Effective Date, file a final Prospectus with the SEC, as required by Rule 424(b) promulgated under the Securities Act.

(c) In the event that Form F-3 is not available for the registration of the resale of Registrable Shares hereunder, the Company shall use commercially reasonable efforts to (i) register the resale of the Registrable Shares on another appropriate form and (ii) undertake to register the Registrable Shares on Form F-3 after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form F-3 covering the Registrable Shares has been declared effective by the SEC.

(d) The Holder agrees to furnish to the Company the information set forth in the investor questionnaire (the “Seller Questionnaire”) delivered to the Holder by the Company. The Company will notify the Holder of any information the Company requires from that Holder other than the information contained in the Seller Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days after such notification. The Holder further agrees that it shall not be entitled to be named as a selling security holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Shares at any time, unless the Holder has returned to the Company a completed and signed signature page to this Agreement, a completed Seller Questionnaire and a response to any requests for further information as described in the previous sentence. The Company has no obligation to include the Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment or supplement thereto or to include (to the extent not theretofore included) in the Registration Statement the Registrable Shares identified in such request for further information. The Holder acknowledges and agrees that the information provided by the Holder in the Seller Questionnaire or in any request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) If the Company intends to distribute the Registrable Shares by means of an underwriting or best efforts placement, then unless the Stockholders Representative requests in writing not to distribute the Registrable Shares by means of an underwriting or best efforts placement, it shall have sole discretion to select such underwriters or placement agent. In such event, the right of the Holder to include its Registrable Shares in such Registration shall be conditioned upon the Holder’s participation in such underwriting or best efforts placement and the inclusion of the Holder’s Registrable Shares in the underwriting to the extent provided herein. Any Registrable Shares excluded or withdrawn from such underwriting or best efforts placement shall be withdrawn from the Registration.

(f) For avoidance of doubt, and notwithstanding anything which may be stated elsewhere is this Agreement or in the SPA, it is clarified and agreed by the holder that the provisions of Section 10.7 of the SPA, including, inter alia, any limitations set forth therein, shall apply to this Agreement.

2.2. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall use its commercially reasonable efforts to:

(a) Cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Company, to conduct a reasonable investigation within the meaning of the Securities Act.

(b) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related pre-effective Prospectus or any pre-effective amendment or pre-effective supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holder, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide the Holders advance copies of any (i) universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto or (ii) any post-effective amendments, supplements or prospectuses. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Stockholders Representative shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related pre-effective Prospectus or amendments or supplements thereto.

(c) (i) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Shares for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holder as “Selling Stockholders” but not any comments that would result in the disclosure to the Holder of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by the Registration Statement until the Expiration Date (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holder thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that if the Holder effects an out of market sale, the Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any Registrable Shares the Holder agrees to dispose of Registrable Shares in compliance with the “Plan of Distribution” described in the Registration Statement (which shall be in substantially the form attached hereto as Annex A) and otherwise in compliance with applicable federal, state and applicable foreign securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 2.2(b)) by reason of the Company filing Annual Reports on Form 20-F or Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or Form 6-k or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC as promptly as reasonably practicable.

(d) Notify, as promptly as reasonably practicable, the Holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(e) Avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as soon as practicable.

(f) If requested by the Holder, furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the SEC’s EDGAR system.

(g) Prior to any resale of Registrable Shares by the Holder, register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Shares for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Shares covered by each Registration Statement; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(h) If requested by the Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates or book-entry statements representing Registrable Shares to be delivered to a transferee pursuant to the Registration Statement.

(i) Cooperate with any registered broker through which a Holder proposes to resell its Registrable Shares in effecting a filing with Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 2710 as requested by any such Holder; provided, however, that the Holder shall pay the filing fee required.

2.3. Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to Section 2.1 herein shall be borne by the Company. All Selling Expenses incurred in connection with any Registration hereunder, shall be borne by the Holders.

2.4. Delay of Registration; Agreement to Furnish Information; Suspension of Sales.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 that the selling Holder shall furnish to the Company such information regarding themselves and the Registrable Shares held by them as shall be required to effect the Registration of their Registrable Shares, including but not limited to the information required pursuant to Section 2.1(d). The Holder acknowledges and agrees that the information provided to the Company will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(b) In addition to this Agreement, the Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter or placement agent that are consistent with the Holder’s obligations under Section 2.7 below or that are necessary to give further effect thereto, including but not limited to powers of attorney and the Seller Questionnaire. The Company may impose stop-transfer instructions with respect to the shares of Common Stock subject to the foregoing restriction until one hundred eighty (180) calendar days following the effective date of the Registration Statement.

(c) Each Holder agrees that any transferee who has become such other than pursuant to the Registration Statement of any shares of Registrable Shares shall be bound by this Section 2.4 and Section 2.7. The underwriters or placement agents of the Company’s stock are intended third party beneficiaries of this Section 2.4 and Section 2.7 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

(d) The Company may require the selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by the Holder and any affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(e) Upon notification by the Company pursuant to Section 2.2(c), the Holder shall suspend all transactions under the Registration Statement until such time as the Company has amended or supplemented such Registration Statement in accordance with its obligations under Section 2.2(c).

2.5. Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to Section 2.1 may be assigned by the Holder to a transferee or assignee of Registrable Shares (for so long as such shares remain Registrable Shares) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company or (b) is a Holder’s family member or trust for the benefit of an individual Holder; provided, however, (i) the transferor shall, prior to consummating such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the Securities with respect to which such registration rights are being assigned, (ii) such transferee shall agree to be subject to all restrictions and obligations set forth in this Agreement and (iii) such transferee shall agree not to sell such Registrable Shares under the Registration Statement until such time as the Company has concluded that the transferee is eligible to sell such Registrable Shares under the Registration Statement.

2.6. Market Stand-Off Agreement. If requested by an underwriter or placement agent, the Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock of the Company held by the Holder for a period specified by the representative of the underwriters or placement agents of Common Stock of the Company not to exceed one hundred twenty (120) calendar days following the effective date of a Registration Statement of the Company covering the primary issuance by the Company of equity securities of the Company filed under the Securities Act.

Section 3. TRANSFER RESTRICTIONS

3.1. Restrictions on Transfer. The right of the Holder and its Affiliates to directly or indirectly, in any single transaction or series of related transactions, sell, assign, pledge, hypothecate or otherwise transfer (or enter into any Contract or other obligation regarding the future sale, assignment, pledge or transfer of) beneficial ownership of (each, a “Transfer”) any Consideration Shares and Kitov Options is subject to the restrictions set forth in this Section 3, and no Transfer of Consideration Shares or Kitov Options by the Holder or any of its Affiliates may be effected except in compliance with this Section 3. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and shall not be recorded on the stock transfer books of the Company or the Depositary of the Company’s ADSs or any local custodian or transfer agent.

3.2. The Holder shall not directly or indirectly, in any single transaction or series of related transactions, Transfer any Consideration Shares during the Lock-Up Period without the prior written consent of the Company, other than:

(i) a Transfer of any Kitov Securities in response to a tender or exchange offer by any Person or any acquisition, merger or merger-type transaction that has been approved or recommended by the Board (unless a representative of the Incumbent Directors has informed the Holder in writing that a majority of directors at the time of such approval or recommendation are not Incumbent Directors) or a Transfer of Consideration Shares permitted by Section 3.2(c)3.2 ;

(ii) a Transfer of Consideration Shares to the Company or a Subsidiary of the Company;

(iii) a Transfer of Consideration Shares to a Permitted Transferee, so long as such Permitted Transferee, to the extent it has not already done so, executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Permitted Transferee agrees to be bound by the terms of this Agreement as if such Permitted Transferee was an original party hereto;

(iv) a Transfer of Consideration Shares as a result of any acquisition of outstanding stock of Holder (by merger, consolidation or otherwise) or any sale of all or substantially all of the assets of Holder; provided that any such Transfer that would result in any Person becoming the ultimate parent entity of the Holder (such that the Holder is a direct or indirect Subsidiary of another Person or all or substantially all of the Holder’s assets have been acquired by another Person) shall be subject to Section 4.2;

(v) a Transfer by operation of law or by an order of a court or regulatory agency;

provided, in each case, that any such Transfer is made in accordance with all applicable Laws.

(b) Following the Lock-Up Period, the Holder shall be entitled to Transfer the applicable Consideration Shares in its sole discretion, and provided that Holder shall not directly or indirectly, in any single transaction or series of related transactions, Transfer any Kitov Securities other than in accordance with all applicable Laws and the other terms and conditions of this Agreement.

(c) Notwithstanding anything to the contrary herein, nothing in this Agreement will prohibit the Holder from agreeing to, and from Transferring, or causing or permitting the Transfer of, any Consideration Shares in connection with, any “special tender offer” under Chapter Two of Part VIII of the Israeli Companies Law or any acquisition, merger or merger-type transaction with respect to which the Board has determined not to express or make a recommendation (whether in favor or against), unless the Incumbent Directors have informed the Holder in writing that a majority of directors at the time of such approval or recommendation are not Incumbent Directors.

(d) The entry by the Holder into a Hedging Arrangement with respect to any Consideration Shares shall be deemed to be a Transfer of such Consideration Shares for purposes of this Agreement and shall be subject to the provisions of this Section 3.

Section 4. MISCELLANEOUS.

4.1. Governing Law. This Agreement will be construed and enforced in accordance with, and will be governed exclusively by, the internal Laws of the State of Israel, without giving effect to any Law or rule that would cause the Laws of any jurisdiction other than the State of Israel to be applied.

4.2. Successors and Assigns. Nothing in this Agreement will limit the ability of the Company to assign its rights or obligations hereunder in connection with a merger, consolidation, combination, reorganization or similar transaction or the transfer, sale, lease, conveyance or disposition of all or substantially all of its assets. The Holder will not enter into any transaction pursuant to which any Person would become its ultimate parent entity (such that the Holder is a direct or indirect Subsidiary of another Person or all or substantially all of the Holder’s assets have been acquired by another Person) without causing such Person to assume all of the Holder’s obligations under this Agreement effective as of the consummation of such transaction. Any attempted assignment in violation of this Section 5.2 will be void ab initio. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. For as long at the relevant securities are subject to transfer restrictions set forth in Section 3 above, before the Company records a stock transfer on its corporate record books or issues shares of its capital stock to any person following such transfer or issuance and such person is not a party to this Agreement, such person shall be required to first execute and deliver to the Company a counterpart signature page to this Agreement pursuant to which such person agrees to be bound by all of the terms and conditions of this Agreement (as it may have been amended), and the failure of any such person to do so shall preclude the Company from recording such a transfer or issuance on its corporate record books.

4.3. Entire Agreement. This Agreement, and the other documents delivered pursuant thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements with respect to the subject matter hereof except as specifically set forth herein and therein. Each party expressly represents and warrants that with respect to the subject matter of this Agreement it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

4.4. Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

4.5. Amendment and Waiver. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Stockholders Representative (and if for any reason there is no Stockholder Representative at such time, by Sellers holding at least a majority of the capital stock of the Company held in aggregate by the Sellers on the Closing Date).

4.6. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

4.7. Notices. Any notice or other communication given hereunder shall be deemed sufficient if sent in accordance with the Notice provisions of the SPA.

4.8. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument. Delivery of executed signature pages hereof by facsimile transmission or pdf shall constitute effective and binding execution and delivery of this Agreement.

4.10. Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

By signing below, the undersigned acknowledges its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M, in connection with any offering of Registrable Securities pursuant to the Registration Statement (including any Alternative Registration Statement).

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning an executed copy of this Agreement, the undersigned will be deemed to be aware of the foregoing interpretation and to have confirmed that, to the best of the undersigned’s knowledge and belief, the foregoing statements (including without limitation the answers to this Acknowledgment, Notice and Questionnaire) are true, correct and complete.

Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to this Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Agreement to be executed and delivered either in person or by its duly authorized agent.

[Holder]

Signature

Name Typed or Printed

Title (if Seller is an Entity)

AGREED AND ACCEPTED:

KITOV PHARMA LTD.

By:

Name:

Title:

Dated: _____________________, 2019

ANNEX A

PLAN OF DISTRIBUTION

We are registering the securities issued to the selling stockholders to permit the resale of these securities by the holders thereof from time to time after the date of this prospectus, pursuant to the provisions of the Lock-Up and Registration Rights Agreement. As used in this Prospectus, “selling stockholders” includes donees, pledgees, transferees or other successors-in-interest selling shares received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other permitted transfer.

We will not receive any of the proceeds from the sale by the selling stockholders of the securities. We will bear all fees and expenses incident to our obligation to register the securities.

The selling stockholders may sell all or a portion of the securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the securities are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such securities at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.01.

In connection with sales of the securities or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging in positions they assume. The selling stockholders may also sell securities short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge securities to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8.0%).

Under the securities laws of some states, the securities may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the securities may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. Subject to the terms of the Registration Rights Agreement, the Company has no obligation to qualify the resale of any shares in any particular state.

There can be no assurance that any selling stockholder will sell any or all of the securities registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the securities by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the securities pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of initial compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it.